Exhibit 10.1(h)

EXECUTION COPY

AMENDMENT NO. 8

This AMENDMENT No. 8 dated as of October 13, 2005 (“Amendment No. 8”), is entered into by and among H&E EQUIPMENT SERVICES L.L.C., a Louisiana limited liability company (“H&E”), GREAT NORTHERN EQUIPMENT, INC., a Montana corporation (“Great Northern” and together with H&E, individually a “Borrower” and jointly, severally and collectively, the “Borrowers”), H&E HOLDINGS L.L.C., a Delaware limited liability company, GNE INVESTMENTS, INC., a Washington corporation and H&E FINANCE CORP., a Delaware corporation, the persons designated as “Lenders” on the signature pages hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent.

WHEREAS, Borrowers, the other Credit Parties, the Lenders (as defined therein) and Agent are party to the Credit Agreement dated as of June 17, 2002 (including all annexes, exhibits and schedules thereto, and as amended by Amendment No. 1 dated as of March 31, 2003, Amendment No. 2 dated as of May 14, 2003, Amendment No. 3 dated as of February 10, 2004, Amendment No. 4 dated as of October 26, 2004, Amendment No. 5 dated as of January 13, 2005, Amendment No. 6 dated as of March 11, 2005 and Amendment No. 7 dated as of March 31, 2005, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, “Original Credit Agreement”; all capitalized terms defined in the Original Credit Agreement and not otherwise defined herein have the meanings assigned to them in the Original Credit Agreement or in Annex A thereto);

WHEREAS, the Borrowers, the other Credit Parties and the Lenders are party to Waiver No. 3 dated as of August 26, 2005 (the “Waiver”); and

WHEREAS, Borrowers and each Lender, subject to Section 3 hereof, wish to amend the Original Credit Agreement in the manner set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers, Credit Parties, each Lender and Agent agree as follows:

SECTION 1.
AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

Subject to the satisfaction of the conditions to effectiveness referred to in Section 2 hereof, the Original Credit Agreement is hereby amended as follows:

(a)   the Original Credit Agreement is hereby amended by replacing the dollar figure “$150,000,000” appearing in clause (G) of the recitals with the dollar figure “$165,000,000”.

(b)   the Original Credit Agreement is hereby amended by adding a new Section 3.27 to read as follows:

Section 3.27. Permitted Debt.

Prior to the Amendment No. 8 Effective Date, no Credit Party incurred any Indebtedness pursuant to clause (12) of Section 4.09 of the Senior Note Indenture or clause (12) of Section 4.09 of the Senior Subordinated Note Indenture.

(c)   the Original Credit Agreement is hereby amended by replacing the dollar figure “$90,000,000” appearing in Section 6.7(d)(x) with the dollar figure “125,000,000”.

(d)   the Original Credit Agreement is hereby amended by adding a new clause (c) at the end of Section 6.18 to read as follows:

(c)    No Credit Party shall incur any Indebtedness pursuant to clause (12) of Section 4.09 of the Senior Note Indenture or clause (12) of Section 4.09 of the Senior Subordinated Note Indenture on or after the Amendment No. 8 Effective Date other than Indebtedness incurred under this Agreement.

(e)   the Original Credit Agreement is hereby amended by replacing the text “clause (1) or (2) of the definition of “Permitted Debt” contained in Section 4.09 of the Senior Subordinated Note Indenture” appearing in Exhibit 1.1(a)(i) to the Original Credit Agreement (Form of Notice of Revolving Credit Advance) with the text “clause (1) or (12) of the definition of “Permitted Debt” contained in Section 4.09 of the Senior Subordinated Note Indenture; and (iv) no Indebtedness has been incurred pursuant to clause (12) of the definition of “Permitted Debt” contained in Section 4.09 of the Senior Note Indenture or clause (12) of the definition of “Permitted Debt” contained in Section 4.09 of the Senior Subordinated Note Indenture other than Indebtedness incurred under the Credit Agreement”.

(f)    the following definitions are added to Annex A of the Original Credit Agreement in their proper alphabetical place:

“Amendment No. 8” means Amendment No. 8, dated as of October 13, 2005, to this Agreement.

“Amendment No. 8 Effective Date” means the ‘Effective Date’ as defined in Amendment No. 8.

(g)   Annex A of the Original Credit Agreement is amended as follows:

(i)             the definition of “Borrowing Availability” is amended by replacing the dollar figure “$15,000,000” appearing therein with the dollar figure “$16,500,000”.

(ii)         the definition of “Revolving Loan Commitment” is amended by replacing such definition in its entirety with the following:

“Revolving Loan Commitment” means (a) as to any Revolving Lender, the aggregate commitment of such Revolving Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J or in the most recent Assignment Agreement executed by such Revolving Lender and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Credit Advances or incur Letter of Credit Obligations, which aggregate commitment shall be One Hundred Sixty Five Million Dollars ($165,000,000) on the Amendment No. 8 Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement, provided, however, that in the event that the maximum amount permitted under clause (1) of the definition of “Permitted Debt” contained in the Senior Note Indenture or the Senior Subordinated Note Indenture is reduced by virtue of the application to “Senior Debt” (as defined in the Senior Note Indenture or Senior Subordinated Note Indenture) of “Net Proceeds” of “Assets Sales” (as such terms are defined in the Senior Note Indenture or Senior Subordinated Note Indenture), then and in such event the Revolving Loan Commitment shall be reduced automatically by the amount of each such reduction, with any such reduction to the Revolving Loan Commitment to be allocated to all Lenders pro rata.

(h)   Annex J of the Original Credit Agreement is amended by replacing such annex in its entirety with Annex J attached hereto.

SECTION 2.
CONDITIONS TO EFFECTIVENESS

This Amendment No. 8 shall become effective on the date (the “Effective Date”) on which the following conditions shall have been satisfied:

(a)          H&E shall have paid to Agent in immediately available funds all fees, costs and expenses of Agent payable under Section 11.3(b) of the Original Credit Agreement and specified in that

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certain fee letter dated October 13, 2005 between Borrowers and Agent (the “Fee Letter”), in connection with the preparation, execution and delivery of this Amendment No. 8;

(b)         Agent shall have received one or more counterparts of  the following:

(i)    this Amendment No. 8 executed and delivered by Borrowers, the other Credit Parties, Agent and the Lenders;

(ii)   the Fee Letter, in form and substance satisfactory to Agent, executed and delivered by H&E;

(iii)  duly executed originals of Amended and Restated Revolving Notes for each Lender, in form and substance reasonably satisfactory to such Lender, dated the Amendment No. 8 Effective Date;

(iv)  for each Credit Party, (a) its articles or certificate of incorporation or certificate of formation, as applicable, and all amendments thereto, (b) good standing certificates (including verification of tax status) in its state of incorporation or formation, as applicable, and (c) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the Amendment No. 8 Effective Date and certified by the applicable Secretary of State or other authorized Governmental Authority;

(v)    for each Credit Party, (a) its by-laws or operating agreement, as applicable, together with all amendments thereto and (b) resolutions of such Person’s Board of Directors or Board of Members, as applicable, approving and authorizing the execution, delivery and performance of this Amendment No. 8 and  the other Loan Documents to which it is a party and the transactions to be consummated in connection therewith, each certified as of Amendment No. 8 Effective Date by such Person’s secretary or an assistant secretary as being in full force and effect without any modification or amendment;

(vi)  for each Credit Party, signature and incumbency certificates of the officers of such Person executing this Amendment No. 8 or any of the other Loan Documents, certified as of the Amendment No. 8 Effective Date by such Person’s secretary or an assistant secretary as being true, accurate, correct and complete;

(vii) duly executed originals of opinions of Dechert LLP, New York and Delaware counsel for the Credit Parties, together with opinions of Louisiana and Montana counsel, each in form and substance reasonably satisfactory to Agent and its counsel, dated the Amendment No. 8 Effective Date, and addressed to Agent and Lenders;

(viii)            duly executed originals of a Master Reaffirmation of Loan Documents, dated the Amendment No. 8 Effective Date, executed by each Credit Party; and

(ix)  such other documents, instruments or agreements as Agent may reasonably request.

SECTION 3.
LIMITATION ON SCOPE

Except as expressly amended hereby or to the extent noncompliance is waived pursuant to the Waiver, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of Borrowers or

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any other Credit Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein. Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against Borrowers or any other Credit Party for any existing or future Defaults or Event of Default.

SECTION 4.
MISCELLANEOUS

(a)   Borrowers hereby represent and warrant as follows:

(i)    this Amendment No. 8 has been duly authorized and executed by Borrowers and each other Credit Party, and the Original Credit Agreement, as amended by this Amendment No. 8, is the legal, valid and binding obligation of Borrowers and each other Credit Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general;

(ii)   Borrowers repeat and restate the representations and warranties of Borrowers contained in the Original Credit Agreement as of the date of this Amendment No. 8 and as of the Effective Date, except to the extent such representations and warranties (i) relate to a specific date or (ii) are waived pursuant to the Waiver.

(b)         This Amendment No. 8 is being delivered in the State of New York.

(c)          Borrowers and the other Credit Parties hereby ratify and confirm the Original Credit Agreement as amended hereby, and agree that, as amended hereby, the Original Credit Agreement remains in full force and effect.

(d)         Borrowers and the other Credit Parties agree that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment No. 8.

(e)          This Amendment No. 8 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(f)            All references in the Loan Documents to the “Credit Agreement” and in the Original Credit Agreement as amended hereby to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment No. 8 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

(g)          Each of the following provisions of the Original Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment No. 8”: Section 11.6, (Severability), Section 11.9 (Governing Law), Section 11.10 (Notices), Section 11.11 (Section Titles) Section 11.13 (Waiver of Jury Trial), Section 11.16 (Advice of Counsel) and Section 11.17 (No Strict Construction).

[SIGNATURE PAGES FOLLOW]

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WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWERS:
H&E EQUIPMENT SERVICES L.L.C.
By:
Name:
Title:
GREAT NORTHERN EQUIPMENT, INC.
By:
Name:
Title:
CREDIT PARTIES:
H&E HOLDINGS L.L.C.
By:
Name:
Title:
GNE INVESTMENTS, INC.
By:
Name:
Title:
H&E FINANCE CORP.
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 8

AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent and a Lender
By:
Name:
Title:
BANK OF AMERICA, N.A.,
as a Lender
By:
Name:
Title:
PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:
LASALLE BUSINESS CREDIT, LLC,
as a Lender
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 8

ANNEX J (from Annex A—Commitments definition)

to

CREDIT AGREEMENT

Lender(s):
General Electric Capital Corporation
Revolving Loan Commitment:	$63,750,000
Swing Line Commitment:	$10,000,000
PNC Bank, National Association
Revolving Loan Commitment:	$22,500,000
LaSalle Business Credit, Inc.
Revolving Loan Commitment:	$17,000,000
Bank of America, N.A.
Revolving Loan Commitment:	$61,750,000